UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2013

Date of reporting period:	2/28/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Government Bond

Objective

High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Government Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Government Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Government Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). Gross operating expenses: Class A, 0.98%; Class B, 1.68%; Class C, 1.68%; Class R, 1.43%; Class Z, 0.68%. Net operating expenses: Class A, 0.93%; Class B, 1.68%; Class C, 1.68%; Class R, 1.18%; Class Z, 0.68%, after contractual reduction through 6/30/2014 for Class A and Class R.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	2.87%	29.60%	51.03%	—
Class B	2.11	24.95	40.15	—
Class C	2.11	25.55	42.69	—
Class R	2.62	28.13	N/A	48.59% (5/17/04)
Class Z	3.13	31.27	54.71	—
Barclays U.S. Government Bond Index	1.98	24.49	55.20	—
Barclays U.S. Aggregate ex-Credit Index	2.06	27.34	58.01	—
Lipper General U.S. Government Funds Average	1.92	24.22	47.48	—

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.21%	4.35%	3.79%	—
Class B	–2.33	4.34	3.48	—
Class C	1.59	4.65	3.67	—
Class R	3.09	5.04	N/A	4.57% (5/17/04)
Class Z	3.71	5.57	4.52	—
Barclays U.S. Government Bond Index	3.01	4.36	4.53	—
Barclays U.S. Aggregate ex-Credit Index	2.64	4.82	4.71	—
Lipper General U.S. Government Funds Average	2.64	4.38	3.95	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.75%	4.36%	3.73%	—
Class B	–2.78	4.39	3.43	—
Class C	1.13	4.66	3.62	—
Class R	2.62	5.08	N/A	4.61% (5/17/04)
Class Z	3.13	5.59	4.46	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Five Years	Ten Years	Since Inception
Class A	2.87%	5.32%	4.21%	—
Class B	2.11	4.56	3.43	—
Class C	2.11	4.66	3.62	—
Class R	2.62	5.08	N/A	4.61% (5/17/04)
Class Z	3.13	5.59	4.46	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Government Income Fund (Class A shares) with a similar investment in the Barclays U.S. Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2003) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and

Prudential Government Income Fund	3

Your Fund’s Performance (continued)

Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Distributions and Yields as of 2/28/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.52	1.51%
Class B	0.44	0.83
Class C	0.44	0.83
Class R	0.49	1.32
Class Z	0.54	1.83

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1.00%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee of 0.75%. Class Z shares are not subject to a CDSC or a 12b-1 fee. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Benchmark Definitions

Barclays U.S. Government Bond Index

The Barclays U.S. Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It

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gives a broad look at how U.S. government bonds have performed. Barclays U.S. Government Bond Index Closest Month-End to Inception cumulative total return as of 2/28/13 is 54.51% for Class R. Barclays U.S. Government Bond Index Closest Month-End to Inception average annual total return as of 3/31/13 is 5.06% for Class R.

Barclays U.S. Aggregate ex-Credit Index

The Barclays U.S. Aggregate ex-Credit Index is an unmanaged index which represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Barclays U.S. Aggregate ex-Credit Index Closest Month-End to Inception cumulative total return as of 2/28/13 is 55.95% for Class R. Barclays U.S. Aggregate ex-Credit Index Closest Month-End to Inception average annual total return as of 3/31/13 is 5.17% for Class R.

Lipper General U.S. Government Funds Average

The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues. Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/13 is 47.85% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/13 is 4.48% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 2/28/13
Federal National Mortgage Association, 3.500%, TBA 30 YR	9.6%
United States Treasury Notes, 0.375%, 06/15/15	7.1
United States Treasury Notes, 4.500%, 11/15/15	4.9
United States Treasury Notes, 0.750%, 02/28/18	3.9
United States Treasury Notes, 2.000%, 02/15/23	2.2

Holdings reflect only long-term investments and are subject to change.

Prudential Government Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Government Income Fund’s Class A shares gained 2.87% for the 12-month reporting period that ended February 28, 2013, outperforming the 1.98% gain of the Barclays U.S. Government Bond Index (the Index), which does not include the effect of mutual fund operating expenses.

The Fund’s Class A shares also outperformed the 2.06% return of the Barclays U.S. Aggregate-ex Credit Index (the style-appropriate benchmark index), which also does not include the effect of mutual fund operating expenses. The Class A shares also outperformed the Lipper General U.S. Government Funds Average, which returned 1.92% for the period.

What were conditions like in the U.S. investment-grade bond market?

In the early part of the reporting period, Treasury yields rose sharply in March as the improving economic outlook pushed investors out on the risk spectrum in search of more attractive opportunities. Later, U.S. Treasury bonds rallied, outperforming all other U.S fixed income sectors. Demand for U.S. Treasuries rose steadily throughout the second quarter of 2012, as investors sought refuge from the ongoing European sovereign debt and peripheral banking crisis and slower global economic growth.

As investors became less risk averse in the third quarter, U.S. government agency bonds outperformed U.S. Treasuries, as bonds continued to benefit from low net supply and strong investor demand for AAA-quality bonds. In the third quarter, U.S. Treasury bonds gave up ground to all other U.S fixed income sectors. The U.S. Treasury yield curve steepened in the third quarter, as shorter-term yields declined slightly but 10-year yields held steady, and longer-term yields rose modestly. U.S. government agency bonds outperformed U.S. Treasuries again for the fourth quarter and full year, respectively. Agency bonds continued to benefit from low net supply and strong investor demand for high-quality bonds.

U.S. Treasury yields rose marginally in the fourth quarter of 2012, but still closed the year at levels largely in line with year-end 2011. At the end of 2012, short-term interest rates remained very low while long-term rates rose moderately.

How did security selection affect the Fund’s performance?

Security selection was the primary driver of performance during the reporting period.

•	An enhanced cash portfolio was a strong contributor.

•	Security selection within mortgage-backed securities made a modest contribution to the Fund’s performance.

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How did the Fund’s sector allocation strategy affect its performance?

Sector allocation had a very modest impact on the Fund.

•	An allocation to commercial mortgage-backed securities (CMBS) was a strong contributor.

•	However, the Fund’s higher quality bias within CMBS weighed down performance.

How did the Fund’s curve positioning and duration strategies affect its performance?

A curve positioning strategy attempts to gain from changes in the yield curve of U.S. Treasury securities. Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates. Curve positioning and duration strategies were both modest contributors to Fund performance throughout the year.

Prudential Government Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Government Income Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,001.90	0.93%	$4.62
	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

Class B	Actual	$1,000.00	$998.30	1.68%	$8.32
	Hypothetical	$1,000.00	$1,016.46	1.68%	$8.40

Class C	Actual	$1,000.00	$998.20	1.68%	$8.32
	Hypothetical	$1,000.00	$1,016.46	1.68%	$8.40

Class R	Actual	$1,000.00	$1,000.70	1.18%	$5.85
	Hypothetical	$1,000.00	$1,018.94	1.18%	$5.91

Class Z	Actual	$1,000.00	$1,003.10	0.68%	$3.38
	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Government Income Fund	9

Portfolio of Investments

as of February 28, 2013

Principal Amount (000)#	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.0%

Collateralized Mortgage Obligations 1.9%
$2,691	Federal Home Loan Mortgage Corp., Ser. 2002-2496, Class PM, 5.500%, 09/15/17	$2,878,323
1,002	Ser. 2002-2501, Class MC, 5.500%, 09/15/17	1,065,956
4,391	Ser. 2002-2513, Class HC, 5.000%, 10/15/17	4,677,878
633	Federal National Mortgage Association, Ser. 2002-18, Class PC, 5.500%, 04/25/17	642,650
957	Ser. 2002-57, Class ND, 5.500%, 09/25/17	1,016,228
253	MLCC Mortgage Investors, Inc., Ser. 2003-E, Class A1, 0.822%, 10/25/28 FRN	243,251
867	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 2.586%, 02/25/34 FRN	874,492

		11,398,778

Commercial Mortgage-Backed Securities 14.7%
3,000	Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.698%, 12/10/49 FRN	3,504,114
3,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A3, 5.293%, 12/11/49	3,101,388
2,000	Commercial Mortgage Pass-Through Certificates, Ser. 2012-CR5, Class A3, 2.540%, 12/10/45	1,979,431
1,734	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.793%, 05/15/46 FRN	1,847,565
3,250	Federal National Mortgage Association, Ser. 2012-M13, Class A2, 2.377%, 05/25/22	3,268,460
500	FHLMC Multifamily Structured Pass-Through Certificates, Ser. K003, Class A5, 5.085%, 03/25/19	587,854

See Notes to Financial Statements.

Prudential Government Income Fund	11

Portfolio of Investments

as of February 28, 2013 continued

Principal Amount (000)#	Description	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Commercial Mortgage-Backed Securities (cont’d.)
	FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
$6,600	Ser. K004, Class A2, 4.186%, 08/25/19	$7,557,165
6,400	Ser. K007, Class A2, 4.224%, 03/25/20	7,361,536
6,400	Ser. K010, Class A2, 4.333%, 10/25/20	7,382,477
6,400	Ser. K011, Class A2, 4.084%, 11/25/20	7,278,317
6,600	Ser. K013, Class A2, 3.974%, 01/25/21	7,464,435
4,700	Ser. K016, Class A2, 2.968%, 10/25/21	4,977,112
15,448	Ser. K020, Class X1, I/O, 1.478%, 05/25/22 FRN	1,649,923
6,400	Ser. K021, Class A2, 2.396%, 06/25/22	6,444,947
16,679	Ser. K021, Class X1, I/O, 1.514%, 06/25/22 FRN	1,856,805
7,115	Ser. K501, Class X1A, I/O, 1.755%, 08/25/16 FRN	317,751
13,472	Ser. K710, Class X1, I/O, 1.784%, 05/25/19 FRN	1,269,670
12,990	Ser. K711, Class X1, I/O, 1.712%, 07/25/19	1,194,026
1,332	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 03/10/39	1,372,730
1,549	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2, 5.778%, 08/10/45	1,571,332
1,600	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A3, 5.820%, 06/15/49 FRN	1,709,450
1,725	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-9, Class A2, 5.590%, 09/12/49	1,728,237
1,192	Morgan Stanley Capital I Trust, Ser. 2005-IQ10, Class A4B, 5.284%, 09/15/42 FRN	1,313,486

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Commercial Mortgage-Backed Securities (cont’d.)
$4,000		NCUA Guaranteed Notes, Ser. 2010-C1, Class A2, 2.900%, 10/29/20	$4,284,192
2,400		UBS-Barclays Commercial Mortgage Trust, Ser. 2012-C4, Class A4, 2.792%, 12/10/45	2,414,419
2,000		Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A5, 5.416%, 01/15/45 FRN	2,237,820
3,000		Ser. 2006-C25, Class A5, 5.733%, 05/15/43 FRN	3,419,562

			89,094,204

Corporate Bonds 2.9%
1,665		Canada Government International Bond (Canada), Sr. Unsec’d. Notes, 0.875%, 02/14/17	1,678,153
3,475		Commonwealth Bank of Australia (Australia), Covered Notes, 144A, 0.750%, 01/15/16	3,472,915
2,960		Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 03/16/37	2,419,800
1,980	(a)	Kommunalbanken AS (Norway), Sr. Unsec’d Notes, 144A, 1.000%, 03/15/18	1,964,596
1,080		Kreditanstalt Fuer Wiederaufbau (Germany), Gtd. Notes, 2.375%, 08/25/21	1,114,992
1,640		National Australia Bank Ltd. (Australia), Covered Notes, 144A, 1.250%, 03/08/18	1,631,866
5,165		Province of British Columbia (Canada), Sr. Unsec’d Notes, 2.000%, 10/23/22	5,045,936

			17,328,258

See Notes to Financial Statements.

Prudential Government Income Fund	13

Portfolio of Investments

as of February 28, 2013 continued

Principal Amount (000)#		Description	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Mortgage-Backed Securities 39.6%
$1,549		Federal Home Loan Mortgage Corp., 2.354%, 05/01/34 FRN	$1,651,635
7,173		4.000%, 06/01/26 - 12/01/40	7,632,387
6,741		4.500%, 09/01/39	7,207,165
10,815		5.000%, 06/01/33 - 05/01/34	11,809,253
1,771		5.500%, 05/01/37 - 01/01/38	1,924,763
659		6.000%, 08/01/32 - 09/01/34	740,624
623		6.500%, 03/01/13 - 09/01/32	703,794
131		7.000%, 09/01/32	153,371
71		8.000%, 03/01/22 - 08/01/22	73,034
66		8.500%, 01/01/17 - 09/01/19	67,081
34		9.000%, 01/01/20	38,597
32		11.500%, 10/01/19	33,311
4,698		Federal National Mortgage Association, 2.146%, 07/01/33 FRN	4,968,849
1,399		2.232%, 06/01/34 FRN	1,486,852
3,000		2.500%, TBA 15 YR	3,115,781
603		2.522%, 04/01/34 FRN	639,390
1,106		2.642%, 04/01/34 FRN	1,172,960
2,007		3.000%, 01/01/27	2,132,007
7,000		3.000%, TBA 15 YR	7,355,469
12,000		3.000%, TBA 15 YR	12,630,000
8,000		3.000%, TBA 30 YR	8,261,250
1,527		3.500%, 06/01/39 - 03/01/42	1,620,612
2,500	(b)	3.500%, TBA 15 YR	2,650,000
55,000	(b)	3.500%, TBA 30 YR	58,025,003
347		4.500%, 01/01/20	374,046
8,217		5.000%, 07/01/18 - 05/01/36	8,921,023
2,000	(b)	5.000%, TBA 30 YR	2,165,312
21,735		5.500%, 08/01/15 - 11/01/36	24,081,496
7,962		6.000%, 11/01/14 - 05/01/36	8,853,563
7,131		6.500%, 02/01/14 - 10/01/37	8,023,225
2,523		7.000%, 11/01/13 - 02/01/36	2,991,649
761	(c)	7.500%, 05/01/13	761
472	(c)	8.500%, 06/01/17	474
65		9.000%, 04/01/25	70,156
24		9.500%, 01/01/25 - 02/01/25	25,325
1,000	(b)	Government National Mortgage Association, 3.500%, TBA 30 YR	1,078,125

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Mortgage-Backed Securities (cont’d.)
		Government National Mortgage Association, (cont’d.)
$10,000	(b)	4.000%, TBA 30 YR	$10,787,500
4,764		4.500%, 01/20/41 - 02/20/41	5,240,498
2,500		4.500%, TBA 30 YR	2,721,875
7,000		4.500%, TBA 30 YR	7,647,500
7,500		4.500%, TBA 30 YR	8,180,859
4,258		5.000%, 07/15/33 - 04/15/34	4,691,080
2,378		5.500%, 02/15/34 - 02/15/36	2,639,856
3,162		7.000%, 03/15/22 - 02/15/29	3,688,417
398		7.500%, 01/15/23 - 07/15/24	441,293
378		8.500%, 04/15/25	424,869
163		9.500%, 09/15/16 - 08/20/21	170,939

			239,313,029

Municipal Bond 0.2%
1,170		Utah St., BABs, Ser. D, GO, 4.554%, 07/01/24	1,368,069

Small Business Administration Agencies 0.7%
229		Small Business Administration Participation Certificates, Ser. 1995-20B, Class 1, 8.150%, 02/01/15	241,572
862		Ser. 1995-20L, Class 1, 6.450%, 12/01/15	908,465
823		Ser. 1996-20H, Class 1, 7.250%, 08/01/16	872,590
744		Ser. 1996-20K, Class 1, 6.950%, 11/01/16	788,980
232		Ser. 1997-20A, Class 1, 7.150%, 01/01/17	248,129
1,174		Ser. 1998-20I, Class 1, 6.000%, 09/01/18	1,272,405

			4,332,141

U.S. Government Agency Securities 1.6%
1,425	(a)	Federal Home Loan Mortgage Corp., 0.750%, 01/12/18	1,415,592
4,545		0.875%, 03/07/18	4,533,724

See Notes to Financial Statements.

Prudential Government Income Fund	15

Portfolio of Investments

as of February 28, 2013 continued

Principal Amount (000)#		Description	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

U.S. Government Agency Securities (cont’d.)
$3,785	(a)	Federal National Mortgage Association, 0.875%, 12/20/17	$3,789,096

			9,738,412

U.S. Government Treasury Obligations 37.4%
10,935	(d)	United States Treasury Bonds, 2.750%, 08/15/42	10,191,759
3,850	(a)	2.750%, 11/15/42	3,583,507
2,355		3.000%, 05/15/42	2,316,731
4,050		6.500%, 11/15/26	6,043,864
4,970		6.625%, 02/15/27	7,507,806
1,199		United States Treasury Inflation Indexed Bond, 0.625%, 02/15/43	1,225,092
2,480	(a)	United States Treasury Notes, 0.250%, 01/31/15	2,480,580
2,050		0.250%, 02/28/15	2,050,320
43,015		0.375%, 06/15/15	43,109,117
1,105		0.375%, 02/15/16	1,105,863
23,700		0.750%, 02/28/18	23,677,769
3,820		0.875%, 01/31/18	3,842,683
13,005	(a)	2.000%, 02/15/23	13,137,079
12,580		2.375%, 10/31/14	13,029,144
3,910		2.625%, 11/15/20	4,257,317
26,450		4.500%, 11/15/15	29,419,436
12,400	(e)	United States Treasury STRIPS, I/O, 0.300%, 05/15/15	12,318,693
16,500	(e)(f)	2.320%, 08/15/24	12,663,519
9,120	(e)	2.780%, 05/15/25	6,783,657
6,885	(a)(e)	3.080%, 08/15/26	4,846,076
9,570	(e)	3.250%, 05/15/27	6,517,534
9,405	(e)	3.440%, 05/15/28	6,141,474
1,835	(e)	3.710%, 11/15/29	1,126,813
9,115	(a)(g)	United States Treasury STRIPS, P/O, 0.380%, 02/15/16	9,013,696

			226,389,529

		Total long-term Investments (cost $580,628,649)	598,962,420

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 23.6%

Affiliated Mutual Funds
9,234,231	Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $90,092,582)(h)	$85,970,691
56,826,697	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $56,826,697; includes $20,722,165 of cash collateral received for securities on loan)(h)(i)	56,826,697

	Total affiliated mutual funds (cost $146,919,279; Note 3)	142,797,388

	Total Investments 122.6% (cost $727,547,928; Note 5)	741,759,808
	Liabilities in excess of other assets(j) (22.6%)	(136,863,969)

	Net Assets 100.0%	$604,895,839

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

BABs—Build America Bonds

FHLMC—Federal Home Loan Mortgage Association

FRN—Floating Rate Note

GO—General Obligation

I/O—Interest Only

P/O—Principal Only

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,243,873; cash collateral of $20,722,165 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	All or partial principal amount of $32,500,000 represents a to-be-announced (“TBA”) mortgage dollar roll.
(c)	Amount is actual; not rounded to thousands.
(d)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(e)	The rate shown is the effective yield at February 28, 2013.
(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Represents a zero coupon bond. Rate shown reflects the effective yield at February 28, 2013.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.

See Notes to Financial Statements.

Prudential Government Income Fund	17

Portfolio of Investments

as of February 28, 2013 continued

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at February 28, 2013:

Number of Contracts	Type	Expiration Date	Value at February 28, 2013	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Positions:
5	2 Year U.S. Treasury Notes	Mar. 2013	$1,102,578	$1,102,115	$463
18	2 Year U.S. Treasury Notes	Jun. 2013	3,968,437	3,968,053	384
70	5 Year U.S. Treasury Notes	Mar. 2013	8,706,250	8,705,312	938
18	5 Year U.S. Treasury Notes	Jun. 2013	2,231,719	2,231,882	(163)
14	U.S. Long Bond	Jun. 2013	2,012,938	2,015,580	(2,642)
	Short Positions:
20	10 Year U.S. Treasury Notes	Mar. 2013	2,654,063	2,651,538	(2,525)
90	10 Year U.S. Treasury Notes	Jun. 2013	11,839,218	11,836,389	(2,829)
24	U.S. Long Bond	Mar. 2013	3,486,750	3,505,470	18,720
22	U.S. Ultra Bond	Mar. 2013	3,482,188	3,440,973	(41,215)
18	U.S. Ultra Bond	Jun. 2013	2,844,000	2,855,039	11,039

					$(17,830)

Interest rate swap agreements outstanding at February 28, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements:
$30,700	08/31/16	0.934%	3 month LIBOR(2)	$371,889	$—	$371,889	Credit Suisse International
9,555	08/31/16	0.975%	3 month LIBOR(1)	(129,328)	—	(129,328)	JPMorgan Chase Bank NA
9,555	08/31/16	0.978%	3 month LIBOR(1)	(130,492)	—	(130,492)	JPMorgan Chase Bank NA
1,460	09/14/16	1.206%	3 month LIBOR(1)	(38,544)	—	(38,544)	Deutsche Bank AG
30,140	11/30/16	0.945%	3 month LIBOR(1)	(419,539)	—	(419,539)	Citibank NA
15,965	02/28/17	0.680%	3 month LIBOR(2)	(4,504)	—	(4,504)	Citibank NA
1,980	03/15/18	0.885%	3 month LIBOR(1)	3,021	—	3,021	Bank of Nova Scotia
7,700	02/15/19	1.656%	3 month LIBOR(1)	(224,175)	—	(224,175)	Citibank NA

See Notes to Financial Statements.

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Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Counterparty
Over-the-counter swap agreements (cont’d.):
$7,700	02/15/19	1.794%	3 month LIBOR(2)	$286,266	$—	$286,266	JPMorgan Chase Bank NA
5,715	11/15/19	1.443%	3 month LIBOR(2)	31,918	—	31,918	Morgan Stanley Capital Services
3,705	01/13/22	1.660%	3 month LIBOR(1)	32,059	—	32,059	Citibank NA
3,705	01/13/22	1.676%	3 month LIBOR(2)	(27,045)	—	(27,045)	Citibank NA
34,025	01/28/23	1.895%	3 month LIBOR(1)	149,079	—	149,079	Morgan Stanley Capital Services
3,540	05/15/38	2.968%	3 month LIBOR(2)	51,070	—	51,070	Barclays Bank PLC
3,540	05/15/38	3.008%	3 month LIBOR(2)	77,236	—	77,236	Barclays Bank PLC

				$28,911	$—	$28,911

LIBOR—London	Interbank Offered Rate
(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Government Income Fund	19

Portfolio of Investments

as of February 28, 2013 continued

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Collateralized Mortgage Obligations	$—	$11,398,778	$—
Commercial Mortgage-Backed Securities	—	89,094,204	—
Corporate Bonds	—	17,328,258	—
Mortgage-Backed Securities	—	239,313,029	—
Municipal Bond	—	1,368,069	—
Small Business Administration Agencies	—	4,332,141	—
U.S. Government Agency Securities	—	9,738,412	—
U.S. Government Treasury Obligations	—	226,389,529	—
Affiliated Mutual Funds	142,797,388	—	—
Other Financial Instruments*
Futures Contracts	(17,830)	—	—
Interest Rate Swaps	—	28,911	—

Total	$142,779,558	$598,991,331	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2013 were as follows:

Mortgage-Backed Securities	39.6%
U.S. Government Treasury Obligations	37.4
Affiliated Mutual Funds (including 3.4% of collateral received for securities on loan)	23.6
Commercial Mortgage-Backed Securities	14.7
Corporate Bonds	2.9
Collateralized Mortgage Obligations	1.9
U.S. Government Agency Securities	1.6
Small Business Administration Agencies	0.7
Municipal Bond	0.2

122.6
Liabilities in excess of other assets	(22.6)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$1,002,538		Unrealized depreciation on swap agreements	$973,627
Interest rate contracts	Due to broker—variation margin	31,544	*	Due to broker—variation margin	49,374	*

Total		$1,034,082			$1,023,001

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$407,689	$(374,899)	$(2,231,739)	$31,584	$(2,167,365)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$(283,870)	$(241,952)	$(525,822)

For the year ended February 28, 2013, the Fund’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))	Inflation Swaps (Notional Amount in USD (000))
$19,929	$79,549,696	$76,986,459	$176,281	$1,385

See Notes to Financial Statements.

Prudential Government Income Fund	21

Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value, including securities on loan of $20,243,873:
Unaffiliated investments (cost $580,628,649)	$598,962,420
Affiliated investments (cost $146,919,279)	142,797,388
Cash	42,185
Receivable for investments sold	217,908,782
Dividends and interest receivable	2,002,788
Unrealized appreciation on swap agreements	1,002,538
Receivable for Fund shares sold	549,771
Prepaid expenses	5,873

Total assets	963,271,745

Liabilities
Payable for investments purchased	334,683,031
Payable to broker for collateral for securities on loan	20,722,165
Payable for Fund shares reacquired	1,174,134
Unrealized depreciation on swap agreements	973,627
Management fee payable	232,669
Accrued expenses	215,842
Distribution fee payable	117,514
Dividends payable	106,535
Affiliated transfer agent fee payable	64,759
Due to broker—variation margin	64,185
Deferred directors’ fees	21,445

Total liabilities	358,375,906

Net Assets	$604,895,839

Net assets were comprised of:
Common stock, at par	$618,409
Paid-in capital in excess of par	589,041,016

589,659,425
Distributions in excess of net investment income	(254)
Accumulated net realized gain on investment transactions	1,015,745
Net unrealized appreciation on investments	14,220,923

Net assets, February 28, 2013	$604,895,839

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($469,188,371 ÷ 47,957,083 shares of common stock issued and outstanding)	$9.78
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price to public	$10.24

Class B
Net asset value, offering price and redemption price per share ($9,407,883 ÷ 960,130 shares of common stock issued and outstanding)	$9.80

Class C
Net asset value, offering price and redemption price per share ($20,273,543 ÷ 2,067,797 shares of common stock issued and outstanding)	$9.80

Class R
Net asset value, offering price and redemption price per share ($10,316,327 ÷ 1,052,995 shares of common stock issued and outstanding)	$9.80

Class Z
Net asset value, offering price and redemption price per share ($95,709,715 ÷ 9,802,929 shares of common stock issued and outstanding)	$9.76

See Notes to Financial Statements.

Prudential Government Income Fund	23

Statement of Operations

Year Ended February 28, 2013

Net Investment Income
Income
Interest income	$15,582,145
Affiliated dividend income	1,661,710
Affiliated income from securities loaned, net	39,739

Total income	17,283,594

Expenses
Management fee	3,250,505
Distribution fee—Class A	1,279,838
Distribution fee—Class B	109,754
Distribution fee—Class C	216,777
Distribution fee—Class R	48,508
Transfer agent’s fees and expenses (including affiliated expense of $315,000) (Note 3)	747,000
Custodian’s fees and expenses	193,000
Registration fees	76,000
Reports to shareholders	57,000
Audit fee	34,000
Directors’ fees	24,000
Legal fees and expenses	23,000
Insurance	13,000
Miscellaneous	18,739

Total expenses	6,091,121

Net investment income	11,192,473

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated: $(2,394,743))	16,384,670
Financial futures transactions	(2,231,739)
Swap agreement transactions	31,584
Options written transactions	(374,899)

13,809,616

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $7,288,286)	(5,592,654)
Financial futures contracts	(283,870)
Swap agreements	(241,952)

(6,118,476)

Net gain on investments	7,691,140

Net Increase In Net Assets Resulting From Operations	$18,883,613

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28/29
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$11,192,473	$14,848,321
Net realized gain on investment transactions	13,809,616	19,514,948
Net change in unrealized appreciation (depreciation) on investments	(6,118,476)	12,233,037

Net increase in net assets resulting from operations	18,883,613	46,596,306

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(11,032,625)	(13,021,584)
Class B	(154,840)	(220,167)
Class C	(303,907)	(317,860)
Class R	(183,765)	(161,231)
Class Z	(2,301,065)	(2,710,397)

	(13,976,202)	(16,431,239)

Distributions from net realized gains
Class A	(14,796,796)	—
Class B	(301,371)	—
Class C	(646,860)	—
Class R	(314,987)	—
Class Z	(2,831,597)	—

	(18,891,611)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	93,645,514	138,281,858
Net asset value of shares issued in reinvestment of dividends and distributions	29,331,266	14,661,945
Cost of shares reacquired	(178,837,574)	(172,572,523)

Net decrease in net assets from Fund share transactions	(55,860,794)	(19,628,720)

Total increase (decrease)	(69,844,994)	10,536,347

Net Assets
Beginning of year	674,740,833	664,204,486

End of year	$604,895,839	$674,740,833

See Notes to Financial Statements.

Prudential Government Income Fund	25

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (formerly Prudential Government Income Fund, Inc.) (the “Company”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of two funds: Prudential Government Income Fund (the “Fund”) and Prudential Floating Rate Income Fund. These financial statements relate to Prudential Government Income Fund. The Fund’s investment objective is to seek high current return.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

26	Visit our website at www.prudentialfunds.com

are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Government Income Fund	27

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund also purchased options to gain exposure to certain securities and foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone.

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When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

Prudential Government Income Fund	29

Notes to Financial Statements

continued

basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with the counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is

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subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Inflation Swaps: The Fund entered into inflation swap agreements to provide a measure of protection against the effect of inflation on yield. Inflation swap agreements involve two parties exchanging cash flows at a later date at rates related to inflation indices.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit risk, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2013, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous

Prudential Government Income Fund	31

Notes to Financial Statements

continued

day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

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Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion, .45% of the Fund’s average daily net assets of the next $1 billion, .35% of the Fund’s average daily net assets of the next $1 billion, and .30% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50% for the year ended February 28, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing

Prudential Government Income Fund	33

Notes to Financial Statements

continued

and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to ..30%, 1% and .75% of the average daily net assets of the Class A, C and R shares, respectively. For the year ended February 28, 2013, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and R shares, respectively. Pursuant to the Class B Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, .80% of the next $1 billion of such assets and .50% of such assets in excess of $4 billion. The effective distribution fee rate for Class B was 1% for the year ended February 28, 2013.

PIMS has advised the Fund that it has received $199,330 in front-end sales charges resulting from sales of Class A shares, for the year ended February 28, 2013. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2013, it received $679, $16,904 and $5,538 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended February 28, 2013, PIM has been compensated $11,870 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission, and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2013, aggregated $7,874,951,697 and $7,908,391,213, respectively.

The average balance of dollar rolls outstanding during the year ended February 28, 2013 was approximately $118,700,000. The amount of dollar rolls outstanding at February 28, 2013 was $34,615,938 (Principal $32,500,000), which was 5.7% of net assets.

Transactions in options written during the year ended February 28, 2013, were as follows:

	Contracts	Premiums Received
Options outstanding at February 29, 2012	—	$—
Options written	437	62,551
Options terminated in closing purchase transactions	(437)	(62,551)

Options outstanding at February 28, 2013	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net

Prudential Government Income Fund	35

Notes to Financial Statements

continued

realized gain on investment transactions. For the year ended February 28, 2013, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment transactions by $2,821,448 due to differences in the treatment for book and tax purposes of premium amortization, paydown gains (losses), swaps, reclassification of dividends and other book to tax adjustment. Net investment income, net realized gain on investment and net assets were not affected by this change.

For the year ended February 28, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $25,946,201 of ordinary income and $6,921,612 of long-term capital gains. For the year ended February 29, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $16,431,239 of ordinary income.

As of February 28, 2013, the Fund had accumulated undistributed earnings on a tax basis of $490,766 of ordinary income and $2,770,002 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$729,810,780	$18,255,155	$(6,306,127)	$11,949,028	$26,873	$11,975,901

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and difference in the treatment of premium amortization for book and tax purposes. Other cost basis adjustments are attributable to appreciation (depreciation) of swaps.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2.5 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Prudential Government Income Fund	37

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2013:
Shares sold	4,383,056	$43,961,434
Shares issued in reinvestment of dividends and distributions	2,277,474	22,670,866
Shares reacquired	(12,442,194)	(124,667,454)

Net increase (decrease) in shares outstanding before conversion	(5,781,664)	(58,035,154)
Shares issued upon conversion from Class B and Class Z	276,649	2,777,375
Shares reacquired upon conversion into Class Z	(39,837)	(395,748)

Net increase (decrease) in shares outstanding	(5,544,852)	$(55,653,527)

Year ended February 29, 2012:
Shares sold	7,493,452	$74,153,988
Shares issued in reinvestment of dividends	1,158,947	11,418,621
Shares reacquired	(10,464,390)	(103,173,459)

Net increase (decrease) in shares outstanding before conversion	(1,811,991)	(17,600,850)
Shares issued upon conversion from Class B	305,352	2,992,438
Shares reacquired upon conversion into Class Z	(133,979)	(1,303,129)

Net increase (decrease) in shares outstanding	(1,640,618)	$(15,911,541)

Class B
Year ended February 28, 2013:
Shares sold	186,445	$1,873,120
Shares issued in reinvestment of dividends and distributions	39,722	395,571
Shares reacquired	(308,895)	(3,095,138)

Net increase (decrease) in shares outstanding before conversion	(82,728)	(826,447)
Shares reacquired upon conversion into Class A	(276,022)	(2,775,593)

Net increase (decrease) in shares outstanding	(358,750)	$(3,602,040)

Year ended February 29, 2012:
Shares sold	374,841	$3,723,017
Shares issued in reinvestment of dividends	18,731	184,702
Shares reacquired	(277,768)	(2,727,347)

Net increase (decrease) in shares outstanding before conversion	115,804	1,180,372
Shares reacquired upon conversion into Class A	(304,870)	(2,992,438)

Net increase (decrease) in shares outstanding	(189,066)	$(1,812,066)

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Class C	Shares	Amount
Year ended February 28, 2013:
Shares sold	665,793	$6,686,130
Shares issued in reinvestment of dividends and distributions	81,973	816,566
Shares reacquired	(819,513)	(8,202,504)

Net increase (decrease) in shares outstanding before conversion	(71,747)	(699,808)
Shares reacquired upon conversion into Class Z	(6,825)	(67,439)

Net increase (decrease) in shares outstanding	(78,572)	$(767,247)

Year ended February 29, 2012:
Shares sold	992,626	$9,851,620
Shares issued in reinvestment of dividends	26,319	260,101
Shares reacquired	(675,146)	(6,652,506)

Net increase (decrease) in shares outstanding before conversion	343,799	3,459,215
Shares reacquired upon conversion into Class Z	(572)	(5,711)

Net increase (decrease) in shares outstanding	343,227	$3,453,504

Class R
Year ended February 28, 2013:
Shares sold	640,738	$6,428,100
Shares issued in reinvestment of dividends and distributions	41,902	417,270
Shares reacquired	(525,706)	(5,251,396)

Net increase (decrease) in shares outstanding	156,934	$1,593,974

Year ended February 29, 2012:
Shares sold	965,535	$9,589,491
Shares issued in reinvestment of dividends	13,653	135,233
Shares reacquired	(722,797)	(7,153,215)

Net increase (decrease) in shares outstanding	256,391	$2,571,509

Class Z
Year ended February 28, 2013:
Shares sold	3,477,516	$34,696,730
Shares issued in reinvestment of dividends and distributions	506,295	5,030,993
Shares reacquired	(3,765,799)	(37,621,082)

Net increase (decrease) in shares outstanding before conversion	218,012	2,106,641
Shares issued upon conversion from Class A and Class C	46,770	463,187
Shares reacquired upon conversion into Class A	(180)	(1,782)

Net increase (decrease) in shares outstanding	264,602	$2,568,046

Year ended February 29, 2012:
Shares sold	4,142,709	$40,963,742
Shares issued in reinvestment of dividends	270,881	2,663,288
Shares reacquired	(5,327,711)	(52,865,996)

Net increase (decrease) in shares outstanding before conversion	(914,121)	(9,238,966)
Shares issued upon conversion from Class A and Class C	134,829	1,308,840

Net increase (decrease) in shares outstanding	(779,292)	$(7,930,126)

Prudential Government Income Fund	39

Notes to Financial Statements

continued

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.01	$9.57	$9.39	$8.78	$8.94
Income (loss) from investment operations:
Net investment income	.17	.22	.25	.28	.30
Net realized and unrealized gain (loss) on investment transactions	.12	.46	.20	.61	(.15)
Total from investment operations	.29	.68	.45	.89	.15
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.24)	(.27)	(.28)	(.31)
Distributions from net realized gains	(.30)	-	-	-	-
Total dividends and distributions	(.52)	(.24)	(.27)	(.28)	(.31)
Capital Contributions(f)	-	-	- (a)	-	-
Net asset value, end of year	$9.78	$10.01	$9.57	$9.39	$8.78
Total Return(b):	2.87%	7.18%	4.79%	10.25%	1.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$469,188	$535,682	$527,773	$559,817	$562,826
Average net assets (000)	$511,930	$533,151	$557,516	$561,947	$608,533
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.93%	.94%	.93%	.90%	.94%
Expenses, excluding distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Net investment income	1.73%	2.21%	2.67%	3.09%	3.48%
Portfolio turnover rate(e)	1,251%	1,404%	1,277%	971%	2,216%

(a) Less than $.005 per share.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential Government Income Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.03	$9.59	$9.41	$8.79	$8.95
Income (loss) from investment operations:
Net investment income	.08	.14	.16	.20	.23
Net realized and unrealized gain (loss) on investment transactions	.13	.47	.22	.63	(.15)
Total from investment operations	.21	.61	.38	.83	.08
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.17)	(.20)	(.21)	(.24)
Distributions from net realized gains	(.30)	-	-	-	-
Total dividends and distributions	(.44)	(.17)	(.20)	(.21)	(.24)
Capital Contributions(e)	-	-	- (a)	-	-
Net asset value, end of year	$9.80	$10.03	$9.59	$9.41	$8.79
Total Return(b):	2.11%	6.37%	4.01%	9.54%	.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,408	$13,225	$14,454	$25,219	$38,126
Average net assets (000)	$10,975	$12,988	$18,360	$30,299	$44,738
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.68%	1.69%	1.68%	1.65%	1.69%
Expenses, excluding distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Net investment income	.98%	1.46%	1.92%	2.33%	2.73%
Portfolio turnover rate(d)	1,251%	1,404%	1,277%	971%	2,216%

(a) Less than $.005 per share.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

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Class C Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.03	$9.59	$9.41	$8.80	$8.96
Income (loss) from investment operations:
Net investment income	.10	.15	.19	.24	.26
Net realized and unrealized gain (loss) on investment transactions	.11	.46	.19	.60	(.15)
Total from investment operations	.21	.61	.38	.84	.11
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.17)	(.20)	(.23)	(.27)
Distributions from net realized gains	(.30)	-	-	-	-
Total dividends and distributions	(.44)	(.17)	(.20)	(.23)	(.27)
Capital Contributions(f)	-	-	- (a)	-	-
Net asset value, end of year	$9.80	$10.03	$9.59	$9.41	$8.80
Total Return(b):	2.11%	6.37%	4.10%	9.69%	1.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,274	$21,535	$17,294	$18,375	$17,295
Average net assets (000)	$21,678	$18,831	$20,013	$17,575	$12,733
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.68%	1.69%	1.60%	1.40%	1.44%
Expenses, excluding distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Net investment income	.97%	1.45%	1.99%	2.59%	2.96%
Portfolio turnover rate(e)	1,251%	1,404%	1,277%	971%	2,216%

(a) Less than $.005 per share.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through June 30, 2010.

(e) The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential Government Income Fund	43

Financial Highlights

continued

Class R Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.03	$9.58	$9.41	$8.79	$8.95
Income (loss) from investment operations:
Net investment income	.15	.19	.23	.26	.28
Net realized and unrealized gain (loss) on investment transactions	.11	.48	.18	.62	(.15)
Total from investment operations	.26	.67	.41	.88	.13
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.22)	(.24)	(.26)	(.29)
Distributions from net realized gains	(.30)	-	-	-	-
Total dividends and distributions	(.49)	(.22)	(.24)	(.26)	(.29)
Capital Contributions(f)	-	-	- (a)	-	-
Net asset value, end of year	$9.80	$10.03	$9.58	$9.41	$8.79
Total Return(b):	2.62%	7.01%	4.42%	10.09%	1.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,316	$8,984	$6,131	$3,565	$2,028
Average net assets (000)	$9,701	$7,400	$5,062	$2,868	$1,328
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.18%	1.19%	1.18%	1.15%	1.19%
Expenses, excluding distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Net investment income	1.47%	1.94%	2.41%	2.84%	3.22%
Portfolio turnover rate(e)	1,251%	1,404%	1,277%	971%	2,216%

(a) Less than $.005 per share.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.99	$9.55	$9.37	$8.76	$8.92
Income (loss) from investment operations:
Net investment income	.20	.24	.28	.30	.33
Net realized and unrealized gain (loss) on investment transactions	.11	.46	.19	.61	(.16)
Total from investment operations	.31	.70	.47	.91	.17
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.26)	(.29)	(.30)	(.33)
Distributions from net realized gains	(.30)	-	-	-	-
Total dividends and distributions	(.54)	(.26)	(.29)	(.30)	(.33)
Capital Contributions(e)	-	-	- (a)	-	-
Net asset value, end of year	$9.76	$9.99	$9.55	$9.37	$8.76
Total Return(b):	3.13%	7.45%	5.06%	10.55%	1.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,710	$95,314	$98,552	$95,895	$102,905
Average net assets (000)	$95,810	$100,654	$99,126	$97,887	$106,949
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Expenses, excluding distribution and service (12b-1) fees	.68%	.69%	.68%	.65%	.69%
Net investment income	1.97%	2.46%	2.92%	3.34%	3.73%
Portfolio turnover rate(d)	1,251%	1,404%	1,277%	971%	2,216%

(a) Less than $.005 per share.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of the settlement.

See Notes to Financial Statements.

Prudential Government Income Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios, Inc. 14:

We have audited the accompanying statement of assets and liabilities of Prudential Government Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios, Inc. 14, including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

46	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended February 28, 2013, the Fund reports the maximum amount allowed per share but not less than $0.11 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2013, the Fund reports the maximum amount allowable but not less than 79.13% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2013.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 48.57% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Government Income Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Prudential Government Income Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Government Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Government Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GOVERNMENT INCOME FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX
CUSIP	74439V107	74439V206	74439V305	74439V503	74439V404

MF128E    0242419-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL FLOATING RATE INCOME FUND

ANNUAL REPORT • FEBRUARY 28, 2013

Fund Type

Floating Rate

Objective

Primary objective is to seek to maximize current income. Secondary objective is to seek capital appreciation when consistent with primary objective.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Floating Rate Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Floating Rate Income Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 1.92%; Class C, 2.62%; Class Z, 1.62%. Net operating expenses: Class A, 1.20%; Class C, 1.95%; Class Z, 0.95%, after contractual reduction through 6/30/2014.

Cumulative Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	7.11%	10.00% (3/30/11)
Class C	6.29	8.53 (3/30/11)
Class Z	7.47	10.72 (3/30/11)
Credit Suisse Leveraged Loan Index	8.11	10.19
Lipper Flexible Loan Participation Funds Average	7.34	9.72

Average Annual Total Returns (With Sales Charges) as of 3/31/13
	One Year	Since Inception
Class A	3.55%	3.51% (3/30/11)
Class C	5.33	4.54 (3/30/11)
Class Z	7.39	5.58 (3/30/11)
Credit Suisse Leveraged Loan Index	8.27	5.41
Lipper Flexible Loan Participation Funds Average	7.51	5.19

Average Annual Total Returns (With Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	3.62%	3.29% (3/30/11)
Class C	5.29	4.35 (3/30/11)
Class Z	7.47	5.44 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 2/28/13
	One Year	Since Inception
Class A	7.11%	5.08% (3/30/11)
Class C	6.29	4.35 (3/30/11)
Class Z	7.47	5.44 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Floating Rate Income Fund (Class A shares) with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (February 28, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 3.25% and a 12b-1 fee of 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchases are subject to a contingent deferred sales charge (CDSC) of 1.00. The CDSC is waived for purchases by certain retirement and/or

Prudential Floating Rate Income Fund	3

Your Fund’s Performance (continued)

benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge but a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a 12b-1 fee or a CDSC. The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deductions or taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense reimbursement, the Fund’s returns would have been lower.

Benchmark Definitions

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is an unmanaged index that represents the investable universe of the dollar-denominated leveraged loan market.

Lipper Flexible Loan Participation Funds Average

The Lipper Flexible Loan Participation Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Loan Participation category.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Credit Suisse Leveraged Loan Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Distributions and Yields as of 2/28/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.46	3.69%
Class C	0.39	3.05
Class Z	0.49	4.05

Five Largest Holdings expressed as a percentage of net assets as of 2/28/13
U.S. Coatings Acquisition, Inc., Chemicals	1.3%
CPM Acquisition Corp., Capital Goods	1.2
Springleaf Financial Funding Co., Non-Captive Finance	1.0
First Data Corp., Technology	0.9
Tempur-Pedic International, Inc., Consumer	0.9
Holdings reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 2/28/13
Ba	37.1%
B	58.6
Caa or Lower	0.8
Not Rated**	11.8
Total Investments	108.3
Liabilities in excess of other assets	–8.3
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 11.4% of Not Rated is invested in affiliated money market mutual fund.

Credit Quality is subject to change.

Prudential Floating Rate Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ending February 28, 2013, the Prudential Floating Rate Income Fund’s Class A shares gained 7.11%, underperforming the 8.11% gain of the Credit Suisse Leveraged Loan Index (the Index), which does not include the effect of mutual fund operating expenses. The Fund underperformed the 7.34% gain of the Lipper Flexible Loan Participation Funds Average.

How did the market for floating rate loans in the United States perform?

Floating rate loans, which are provided by banks and other lenders to below-investment-grade companies, delivered strong and generally stable returns throughout the period. Total return was mainly driven by coupon return with a smaller contribution coming from price appreciation. Index returns in particular benefited from the price appreciation component as the Index includes lower-rated and low-priced securities that benefited from a strong market.

Healthy corporate fundamentals coupled with a very strong technical landscape provided support for the market despite the brief periods of volatility the broader markets experienced throughout the period. With default rates below the long term average and strong inflows from retail and institutional investors, the market showed an upward directional bias. Retail investors continued to add exposure to floating rate loans as low-duration products came into focus, and institutional investors looking for yield and diversification also added exposure either through direct investments or via collateral loan obligations (CLO).

How did sector and industry allocation affect the Fund’s performance?*

•	An underweight to the electric and media sectors hurt performance, as these sectors significantly outperformed the broader market during the reporting period.

•	An underweight to the aerospace/defense sector, coupled with an overweight to non-captive financials, one of the top-performing industries during the period, helped returns.

How did security selection affect the Fund’s performance?*

•

An underweight to BB-rated loans and an overweight to B-rated loans helped performance. However, this was offset by an underweight to lower-quality loans (CCC and below), since these loans significantly outperformed the market.

•

Strong issue selection, particularly within the healthcare, consumer, capital goods, and aerospace sectors, boosted returns. This was somewhat offset by select positions in the media and electric sectors.

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•

Avoiding textbook publisher Cengage Learning and aerospace/defense contractor Hawker Beechcraft added to performance. Overweights to Alliance Healthcare, Supermedia, Springleaf Financial, and Dockwise, whose term loans rallied over the period, were some of the top contributors to performance.

•	Select underweights in TXU, a highly leveraged company in the electricity industry, and Tribune Media partially offset some of the positive contribution from issue selection.

•	A modest cash position over the period detracted from returns.

*The Barclays U.S. High-Yield Loan Index is used for the purposes of discussing performance of the floating rate loan market in the United States and for discussing the Fund’s relative performance with respect to sector weightings, credit ratings, and security selection. Detailed information on sector weightings and credit ratings was unavailable for the Fund’s benchmark, the Credit Suisse Leveraged Loan Index.

Prudential Floating Rate Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2012, at the beginning of the period, and held through the six-month period ended February 28, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Floating Rate Income Fund		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,037.70	1.20%	$6.06
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

Class C	Actual	$1,000.00	$1,033.80	1.95%	$9.83
	Hypothetical	$1,000.00	$1,015.12	1.95%	$9.74

Class Z	Actual	$1,000.00	$1,038.90	0.95%	$4.80
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2013, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Floating Rate Income Fund	9

Portfolio of Investments

as of February 28, 2013

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 96.9%
BANK LOANS(a) 93.1%

Aerospace & Defense 2.1%
Booz Allen & Hamilton, Inc.	Ba3	4.500%	07/31/19	$249	$251,401
Sequa Corp.	B1	5.250	06/19/17	450	455,438
Tasc, Inc.	B1	4.500	12/18/15	249	248,271
WP CPP Holdings LLC	B1	5.750	12/31/19	300	303,000

					1,258,110

Automotive 1.3%
ASP HHI Acquisition Co., Inc.	B2	4.039	10/05/18	250	252,188
Chrysler Group LLC	Ba1	6.000	05/24/17	274	279,351
Schaeffler AG	Ba3	6.000	01/27/17	211	211,905

					743,444

Banking 0.4%
VFH Parent LLC	Ba1	5.750	07/08/16	226	227,365

Brokerage 0.4%
HarbourVest Partners LLC	Ba3	4.040	11/21/17	264	265,517

Building Materials & Construction 2.2%
Apex Tool Group, LLC	B1	4.500	01/31/20	500	504,750
QS0001 Corp./Tomkins Air Distribution	B1	5.000	11/09/18	250	253,125
Summit Materials LLC	B1	5.000	01/30/19	273	274,558
Wilsonart LLC	B2	5.500	10/31/19	250	252,813

					1,285,246

Business Services 2.7%
ADS Waste Holdings, Inc.	B1	4.250	10/09/19	425	425,638
Audio Visual Services Group, Inc.	B1	6.750	11/09/18	349	346,943
Global Cash Access, Inc.	B1	7.000	03/01/16	66	67,053
On Assignment, Inc.	Ba3	5.000	05/15/19	282	283,802
WCA Waste Corp. (original cost $98,271; purchased 03/09/12)(b)(c)	B1	5.500	03/23/18	99	99,870
West Corp.	Ba3	4.250	06/30/18	398	402,620

					1,625,926

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	11

Portfolio of Investments

as of February 28, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Cable 3.8%
Bragg Communications, Inc.	Ba3	3.500%	02/28/18	$200	$200,500
Nine Entertainment Co. Pty Ltd.	Ba2	3.500	01/28/20	500	500,000
Virgin Media Investment Holdings Ltd.	Ba3	3.500	06/30/20	500	496,875
WideOpenWest Finance LLC	B1	6.250	07/17/18	497	501,964
Yankee Cable Acquisition LLC	B1	5.250	03/01/20	260	263,900
Yankee Cable Acquisition LLC	B1	6.250	08/26/16	296	297,107

					2,260,346

Capital Goods 5.9%
Brand Energy & Infrastructure Services	B2	6.250	10/31/18	249	249,063
Colfax Corp.	Ba2	3.250	01/11/19	250	249,896
CPM Acquisition Corp.	B1	6.250	08/29/17	723	724,091
Generac Power Systems, Inc.	B2	6.250	05/30/18	131	133,795
Hupah Finance, Inc.	B1	4.500	01/21/19	124	124,295
Husky Injection Molding Systems Ltd.	Ba3	5.750	07/02/18	232	234,854
Pelican Products, Inc.	B1	7.000	07/11/18	125	125,370
Pro Mach, Inc.	B2	5.000	07/06/17	345	346,673
RBS Global, Inc./Rexnord LLC	BB(d)	4.500	04/30/18	248	249,235
Silver II Borrower S.C.A.	B1	4.000	12/13/19	500	499,844
Unifrax I LLC	B2	4.250	11/28/18	133	134,187
Wesco Distribution, Inc.	Ba3	4.500	12/12/19	250	252,031
WireCo WorldGroup, Inc.	Ba2	6.000	02/15/17	150	151,308

					3,474,642

Chemicals 4.5%
Emerald Performance Materials LLC	B1	6.750	05/18/18	199	199,000
Houghton International, Inc.	B1	5.250	12/20/19	250	252,604
Kronos Worldwide, Inc.	Ba3	7.000	06/13/18	81	82,164
Nexeo Solutions LLC	B1	5.000	09/08/17	295	294,013
Nusil Technology LLC	B1	5.000	04/07/17	205	205,854
PL Propylene LLC	B1	7.000	03/27/17	248	253,088
Tronox Pigments Netherlands BV	Ba2	4.250	02/08/18	391	390,730

See Notes to Financial Statements.

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Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Chemicals (cont’d.)
Univar, Inc.	B2	5.000%	06/30/17	$244	$243,639
U.S. Coatings Acquistion, Inc.	B1	4.750	02/03/20	750	758,949

					2,680,041

Consumer 8.2%
Acosta, Inc.	B1	5.000	03/02/18	200	201,744
Alliance Laundry Holdings LLC	B2	9.500	12/10/19	205	208,125
Bombardier Recreational Products, Inc.	B1	5.000	01/31/19	500	503,928
Bright Horizons Family Solutions	B1	4.000	01/30/20	225	226,125
Calceus Acquisition, Inc.	B2	5.750	01/31/20	250	251,975
GCA Services Group, Inc.	B1	5.250	11/01/19	100	100,000
Huish Detergents, Inc.	Ba3	2.210	04/26/14	149	145,843
Huish Detergents, Inc.	B3	4.460	10/26/14	150	147,375
Laureate Education, Inc.	B1	5.250	06/15/18	250	250,938
Party City Holdings, Inc.	B1	4.250	07/27/19	200	201,453
Prestige Brands Holdings, Inc.	Ba3	3.750	01/31/19	245	246,304
Realogy Corp.	B1	4.423	10/10/16	229	228,516
Realogy Corp.	B1	4.454	10/10/16	15	14,933
Revlon Consumer Products Corp.	Ba2	4.000	11/19/17	190	190,223
Serta Simmons Holdings LLC	B2	5.000	10/01/19	500	505,625
SRAM Corp.	Ba3	4.766	06/07/18	352	354,950
Tempur-Pedic International, Inc.	Ba3	4.310	03/01/20	500	506,161
Visant Corp.	B1	5.250	12/22/16	463	442,686
Wolverine Worldwide, Inc.	Ba2	4.000	07/31/19	150	150,342

					4,877,246

Electric 1.6%
AES Corp. (The)	Ba1	3.750	06/01/18	499	500,620
Freif North American Power I LLC	Ba3	6.000	03/29/19	246	246,474
GWF Energy LLC	Ba2	6.000	12/13/18	198	197,563

					944,657

Energy - Other 2.9%
Arch Coal, Inc.	Ba3	5.750	05/16/18	373	379,256
EP Energy LLC	Ba3	4.500	04/30/19	275	277,807
Frac Tech Services LLC	B3	8.500	05/06/16	249	227,036

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	13

Portfolio of Investments

as of February 28, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Energy - Other (cont’d.)
Plains Exploration & Production Co.	Ba1	4.000%	11/30/19	$500	$500,357
Walter Energy, Inc.	Ba3	5.750	04/02/18	332	332,548

					1,717,004

Foods 3.5%
AdvancePierre Foods, Inc.	Caa1	5.750	07/10/17	250	253,021
Albertson’s, LLC	B3	5.750	03/31/16	250	252,188
ARAMARK Corp.	B1	4.000	09/30/19	250	250,625
BJ’s Wholesale Club, Inc.	B3	4.250	09/26/19	499	500,776
Del Monte Foods Co.	Ba3	4.000	03/08/18	479	479,975
Dole Food Co., Inc.	Ba2	5.018	07/08/18	123	123,693
Dole Food Co., Inc.	Ba2	5.033	07/08/18	69	69,122
Michael Foods, Inc.	Ba3	4.250	02/25/18	135	137,078

					2,066,478

Gaming 2.3%
Affinity Gaming LLC	Ba2	5.500	11/09/17	124	125,613
Caesars Entertainment Operating Co., Inc.	B2	5.551	01/29/18	238	219,010
Cannery Casino Resorts LLC	B2	6.000	10/02/18	249	252,305
CCM Merger, Inc.	B2	6.000	03/01/17	493	496,490
Station Casinos LLC	B2	4.289	03/02/20	300	302,500

					1,395,918

Healthcare & Pharmaceutical 9.6%
Alere, Inc.	B2	4.750	06/30/17	223	225,639
Alliance HealthCare Services, Inc.	Ba3	7.250	06/01/16	266	266,703
AssuraMed Holding, Inc.	B1	5.500	10/24/19	300	300,750
Bausch & Lomb, Inc.	B1	5.250	05/17/19	398	400,630
Boston Luxembourg II S.a.r.l.	Ba3	5.000	08/28/19	250	251,042
Emergency Medical Services Corp.	Ba3	4.000	05/25/18	467	468,295
Grifols, Inc.	Ba2	4.250	06/01/17	491	493,415
HCR Healthcare LLC	B1	5.000	04/06/18	194	187,233
Health Management Associates, Inc.	Ba3	4.500	11/16/18	495	499,022

See Notes to Financial Statements.

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Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Healthcare & Pharmaceutical (cont’d.)
Hologic, Inc.	Ba2	4.500%	08/01/19	$498	$503,186
IASIS Healthcare Corp.	Ba3	4.500	05/03/18	246	246,623
Par Pharmaceutical Cos., Inc.	B1	4.250	09/28/19	399	398,751
PTS Acquisition Corp.	Ba3	4.250	09/15/17	397	398,489
RadNet Inc.	Ba3	5.500	10/10/18	299	301,775
Rural/Metro Corp.	B1	5.750	06/30/18	172	173,093
Select Medical Corp.	B1	5.500	06/01/18	249	249,372
Truven Health Analytics, Inc.	Ba3	5.750	06/06/19	100	100,868
Warner Chilcott Corp.	Ba3	4.250	03/15/18	230	231,925

					5,696,811

Insurance 0.4%
AmWINS Group, Inc	B1	5.000	09/06/19	250	250,625

Media & Entertainment 8.1%
AMC Entertainment, Inc.	Ba2	3.750	02/22/18	421	422,639
Ancestry.com, Inc.	B1	7.000	12/28/18	250	248,750
Crown Media Holdings, Inc.	Ba2	5.750	07/14/18	90	90,617
EMI Group North America Holdings, Inc.	Ba3	5.500	06/29/18	348	352,516
FoxCo Acquisition Sub, LLC	B2	5.500	07/14/17	249	252,700
Getty Images, Inc.	B1	4.750	10/18/19	500	504,196
Granite Broadcasting Corp. (original cost $96,994; purchased 05/23/12)(b)(c)	B2	8.500	05/23/18	100	99,749
Gray Television, Inc.	B2	4.750	10/14/19	241	243,401
Intelsat Jackson Holdings S.A.	B1	4.500	04/02/18	294	296,577
Mood Media Corp.	Ba2	7.000	05/06/18	44	44,328
NEP/NCP Holdco Inc.	B1	4.750	01/22/20	500	501,562
NEP/NCP Holdco Inc.	Caa1	9.500	07/22/20	57	58,786
SuperMedia, Inc.	Caa3	11.000	12/31/15	222	163,520
Telesat LLC	Ba3	4.250	03/28/19	398	400,736
Tribune Co.	Ba3	4.000	12/31/19	475	476,544
Univision Communications, Inc.	B2	4.750	03/01/20	400	400,316
Warner Music Group Corp.	Ba2	4.288	11/01/18	250	253,125

					4,810,062

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	15

Portfolio of Investments

as of February 28, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Metals 1.8%
Atlas Iron Ltd.	B2	8.750%	12/11/17	$200	$201,000
FMG Resources (August 2006) Pty Ltd.	Ba1	5.250	10/18/17	249	252,388
JMC Steel Group, Inc.	B1	4.750	04/01/17	247	248,104
Metals USA, Inc.	B2	6.250	12/13/19	200	200,250
Phoenix Services International LLC	B1	7.750	06/30/17	100	101,000
SunCoke Energy, Inc.	Ba1	4.000	07/26/18	53	53,217

					1,055,959

Non-Captive Finance 4.2%
AWAS Finance Luxembourg SA	Ba2	4.750	07/16/18	147	148,061
BATS Global Markets Inc.	B1	7.000	12/14/18	200	199,000
Delos Aircraft, Inc.	Ba2	4.750	04/12/16	250	251,562
Fly Funding II S.a.r.l.	B1	5.750	08/08/18	247	249,149
Flying Fortress, Inc.	Ba2	5.000	06/30/17	325	326,625
iStar Financial, Inc.	B1	4.500	10/15/17	234	233,652
MIP Delaware LLC	Ba2	5.500	07/12/18	76	75,682
SNL Financial LC	B2	5.500	10/23/18	375	376,641
Springleaf Financial Funding Co.	B3	5.500	05/10/17	600	603,375

					2,463,747

Packaging 2.1%
BWAY Holding Co. (original cost $498,750; purchased 10/25/12 - 01/15/13)(b)(c)	B1	3.546	08/06/17	500	504,375
Exopack LLC	B2	6.500	05/31/17	246	247,686
Reynolds Group Holdings Inc.	B1	4.750	09/30/18	263	265,953
Tricorbraun, Inc.	B1	5.500	05/03/18	249	251,548

					1,269,562

Restaurants 1.4%
Landry’s Restaurants, Inc.	B1	6.500	04/24/18	248	248,807
OSI Restaurant Partners, LLC	B1	4.750	10/26/19	244	246,721

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Restaurants (cont’d.)
PF Changs China Bistro, Inc.	Ba3	5.250%	06/22/19	$75	$75,560
Wendy’s International, Inc.	B1	4.750	05/15/19	249	251,511

					822,599

Retailers 5.4%
Academy, Ltd.	B2	4.750	08/03/18	198	200,054
Advantage Sales & Marketing LLC	Ba3	4.250	12/18/17	500	502,500
Bass Pro Group LLC	B1	4.000	11/20/19	250	251,429
Leslie’s Poolmart, Inc.	B2	5.250	10/16/19	249	251,841
Michaels Stores, Inc.	B1	3.750	01/28/20	500	501,247
Neiman Marcus Group, Inc. (The)	B2	4.000	05/16/18	280	280,525
Petco Animal Supplies Inc.	Ba3	3.296	11/24/17	200	201,036
Rite Aid Corp.	B1	4.000	02/21/20	375	384,563
Rite Aid Corp.	B3	5.750	08/21/20	375	376,875
Toys “R” Us Delaware, Inc.	B1	5.250	05/25/18	248	236,587

					3,186,657

Technology 11.1%
Alcatel-Lucent USA, Inc.	B1	6.250	08/01/16	250	252,589
Avaya, Inc.	B1	4.788	10/26/17	443	411,791
Blackboard Inc.	B1	6.250	10/04/18	448	451,595
CDW Corp.	B1	4.000	07/15/17	211	211,755
Ceridian Corp.	B1	6.042	05/09/17	499	504,518
CompuCom Systems, Inc.	B1	6.500	10/04/18	300	302,750
Deltek, Inc. (original cost $371,250; purchased 10/04/12)(b)(c)	B1	6.000	10/10/18	375	378,984
Expert Global Solutions, Inc.	Ba3	8.000	04/03/18	149	149,903
First Data Corp.	B1	4.202	03/26/18	569	562,180
Freescale Semiconductor, Inc.	B1	4.452	12/01/16	497	496,958
Genesys Telecom Holdings U.S., Inc.	B1	4.000	02/08/20	100	100,390
Hyland Software, Inc.	B2	4.551	10/25/19	250	251,328
Interactive Data Corp.	Ba3	3.750	02/12/18	487	488,004
Kronos, Inc.	Ba3	9.750	04/30/20	450	459,750
MModal, Inc.	Ba3	6.750	08/17/19	349	337,497

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	17

Portfolio of Investments

as of February 28, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
BANK LOANS(a) (Continued)

Technology (cont’d.)
NXP BV	B1	4.500%	03/03/17	$419	$424,145
RP Crown Parent LLC	B1	6.750	12/21/18	250	253,125
Sensata Technologies BV	Ba2	3.750	05/12/18	172	172,768
Sophia LP	B1	4.500	07/19/18	145	146,005
SunGard Data Systems Inc.	Ba3	4.500	01/31/20	250	252,578

					6,608,613

Telecommunications 4.9%
Asurion LLC	Ba2	4.500	05/24/19	486	486,663
Fibertech Networks LLC	B2	4.500	12/18/19	50	50,000
Fibertech Networks LLC	B2	5.750	12/18/19	142	142,651
Global Tel*Link Corp.	B2	6.000	12/14/17	353	353,344
Level 3 Finance, Inc.	Ba3	4.750	08/01/19	500	504,167
MetroPCS Wireless, Inc.	Ba1	4.000	03/19/18	246	246,286
nTelos, Inc.	B1	5.750	11/09/19	249	243,556
Securus Technologies, Inc.	B2	6.500	05/31/17	99	99,250
Syniverse Holdings, Inc.	B1	5.000	04/23/19	249	249,294
Syniverse Holdings, Inc.	B1	4.000	04/23/19	250	249,375
Zayo Group LLC	B1	4.500	07/02/19	299	300,605

					2,925,191

Transportation 2.3%
Avis Budget Car Rental LLC	Ba1	4.250	03/15/19	248	248,953
Dockwise Transport BV	B1	4.704	07/11/16	250	248,750
Hertz Corp.	Ba1	1.000	03/12/18	500	490,000
Pilot Travel Centers LLC	Ba2	4.250	08/07/19	374	376,868

					1,364,571

TOTAL BANK LOANS (cost $54,484,114)					55,276,337

CORPORATE BONDS 3.8%

Foods 0.7%
ARAMARK Corp.,
Gtd. Notes	B3	8.500	02/01/15	150	150,751
Sr. Notes, 144A	B3	5.750	03/15/20	250	255,000

					405,751

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Gaming 0.2%
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $110,294; purchased 05/18/11 - 03/13/12)(b)(c)	B1	11.375%	07/15/16	$100	$108,000

Lodging 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes, 144A	B2	5.625	03/01/23	350	352,188

Media & Entertainment 1.6%
Cedar Fair, L.P., Gtd. Notes, 144A	B1	5.250	03/15/21	250	250,000
Cinemark USA, Inc., Gtd. Notes, 144A	B2	5.125	12/15/22	250	251,250
Lamar Media Corp., Gtd. Notes	Ba2	9.750	04/01/14	200	216,750
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625	02/01/14	200	218,500

					936,500

Paper 0.4%
Graphic Packaging International, Inc.,
Gtd. Notes	Ba3	9.500	06/15/17	250	266,875

Retailers 0.3%
Dufry Finance SCA (Luxembourg), Sr. Unsec’d Notes, 144A	Ba3	5.500	10/15/20	200	208,500

TOTAL CORPORATE BONDS (cost $2,258,233)					2,277,814

TOTAL LONG-TERM INVESTMENTS (cost $56,742,347)					57,554,151

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	19

Portfolio of Investments

as of February 28, 2013 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 11.4%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund(e) (cost $6,753,874)	6,753,874	$6,753,874

TOTAL INVESTMENTS 108.3% (cost $63,496,221; Note 5)		64,308,025
LIABILITIES IN EXCESS OF OTHER ASSETS (8.3)%		(4,957,893)

NET ASSETS 100.0%		$59,350,132

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

NR—Not Rated

†	The ratings reflected are as of February 28, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s & Standard & Poor’s ratings.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2013.
(b)	Indicates a security that has been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of such securities is $1,175,559. The aggregate value of $1,190,978 is approximately 2.0% of net assets.
(d)	Standard & Poor’s Rating.
(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of February 28, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$49,234,314	$6,042,023
Corporate Bonds	—	2,277,814	—
Affiliated Money Market Mutual Fund	6,753,874		—

Total	$6,753,874	$51,512,128	$6,042,023

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Bank Loans
Balance as of 2/29/12	$3,789,160
Realized gain (loss)	(19,967)
Change in unrealized appreciation (depreciation)*	177,007
Purchases	4,507,510
Sales	(3,510,548)
Accrued discount/premium	11,131
Transfers into Level 3	1,335,858
Transfers out of Level 3	(248,128)

Balance as of 2/28/13	$6,042,023

*	Of which, $148,354 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 4 bank loans transferred into Level 3 as a result of using a single broker quote and 1 bank loan transferred out of Level 3 as a result of no longer using single broker quote.

Included in the table above, under Level 3, are securities that were fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies may include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	21

Portfolio of Investments

as of February 28, 2013 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2013 were as follows:

Affiliated Money Market Mutual Fund	11.4%
Technology	11.1
Media & Entertainment	9.7
Healthcare & Pharmaceutical	9.6
Consumer	8.2
Capital Goods	5.9
Retailers	5.7
Telecommunications	4.9
Chemicals	4.5
Foods	4.2
Non-Captive Finance	4.2
Cable	3.8
Energy—Other	2.9
Business Services	2.7
Gaming	2.5
Transportation	2.3
Building Materials & Construction	2.2%
Aerospace & Defense	2.1
Packaging	2.1
Metals	1.8
Electric	1.6
Restaurants	1.4
Automotive	1.3
Lodging	0.6
Banking	0.4
Brokerage	0.4
Insurance	0.4
Paper	0.4

108.3
Liabilities in excess of other assets	(8.3)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • FEBRUARY 28, 2013

Prudential Floating Rate Income Fund

Statement of Assets and Liabilities

as of February 28, 2013

Assets
Investments at value:
Unaffiliated investments (cost $56,742,347)	$57,554,151
Affiliated investments (cost $6,753,874)	6,753,874
Cash	304,073
Receivable for investments sold	4,121,381
Receivable for Fund shares sold	551,175
Dividends and interest receivable	130,896
Due from Manager	6,066
Prepaid expenses	471

Total assets	69,422,087

Liabilities
Payable for investments purchased	9,900,265
Accrued expenses	117,122
Payable for Fund shares reacquired	43,436
Distribution fee payable	9,014
Dividends payable	1,456
Affiliated transfer agent fee payable	662

Total liabilities	10,071,955

Net Assets	$59,350,132

Net assets were comprised of:
Common stock, at par	$58,584
Paid-in capital in excess of par	58,535,721

58,594,305
Accumulated net investment loss	(5,968)
Accumulated net realized loss on investment transactions	(50,009)
Net unrealized appreciation on investments	811,804

Net assets, February 28, 2013	$59,350,132

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($22,058,513 ÷ 2,179,331 shares of common stock issued and outstanding)	$10.12
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.46

Class C
Net asset value, offering price and redemption price per share ($7,402,649 ÷ 730,495 shares of common stock issued and outstanding)	$10.13

Class Z
Net asset value, offering price and redemption price per share ($29,888,970 ÷ 2,948,617 shares of common stock issued and outstanding)	$10.14

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	25

Statement of Operations

Year Ended February 28, 2013

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $336)	$2,411,543
Affiliated dividend income	7,503

Total income	2,419,046

Expenses
Management fee	304,032
Distribution fee—Class A	31,134
Distribution fee—Class C	29,968
Custodian’s fees and expenses	240,000
Audit fee	50,000
Registration fees	38,000
Reports to shareholders	21,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,700) (Note 3)	12,000
Directors’ fees	11,000
Miscellaneous	11,368

Total expenses	766,502
Expense reimbursement (Note 2)	(292,601)

Net expenses	473,901

Net investment income	1,945,145

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	156,484
Net change in unrealized appreciation on investments	997,113

Net gain on investment transactions	1,153,597

Net Increase In Net Assets Resulting From Operations	$3,098,742

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28, 2013	March 30, 2011* through February 29, 2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,945,145	$1,101,413
Net realized gain (loss) on investment transactions	156,484	(32,123)
Net change in unrealized appreciation (depreciation) on investments	997,113	(185,309)

Net increase in net assets resulting from operations	3,098,742	883,981

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(522,690)	(97,413)
Class C	(102,219)	(41,715)
Class Z	(1,250,391)	(1,028,222)

	(1,875,300)	(1,167,350)

Distributions from net realized gains
Class A	(67,017)	(931)
Class C	(14,389)	(583)
Class Z	(100,135)	(9,422)

	(181,541)	(10,936)

Fund share transactions (Note 6)
Net proceeds from shares sold	29,270,637	37,755,185
Net asset value of shares issued in reinvestment of dividends and distributions	2,027,427	1,149,263
Cost of shares reacquired	(7,356,487)	(4,243,489)

Net increase in net assets from Fund share transactions	23,941,577	34,660,959

Total increase	24,983,478	34,366,654

Net Assets:
Beginning of period	34,366,654	—

End of period	$59,350,132	$34,366,654

*	Commencement of Fund

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	27

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (formerly Prudential Government Income Fund, Inc.) (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of two funds: Prudential Floating Rate Income Fund (the “Fund”) and Prudential Government Income Fund. Investment operations of the Fund commenced on March 30, 2011. The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary investment objective, but only when consistent with the Fund’s primary investment objective of seeking to maximize current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Funds’ investments, which are summarized in the three broad levels hierarchies based on any observable inputs used as described in the table following each Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

28	Visit our website at www.prudentialfunds.com

are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Floating Rate Income Fund	29

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swap agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were

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freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interests are recorded, net of reclaimable amounts, at the time the related income is earned.

Prudential Floating Rate Income Fund	31

Notes to Financial Statements

continued

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..70% of the Fund’s average daily net assets. PI has contractually agreed through June 30, 2014 to limit net annual Fund operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) to each class of shares to .95% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average net assets of the Class A shares through contractual reduction date of June 30, 2014.

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PIMS has advised the Fund that it has received $21,264 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2013. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2013, it received $518 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended February 28, 2013 were $68,689,810 and $45,217,725, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized loss on investment transactions. For the

Prudential Floating Rate Income Fund	33

Notes to Financial Statements

continued

year ended February 28, 2013, the adjustments were to increase accumulated net investment loss and decrease accumulated net realized loss on investment transactions by $29,177, due to differences in the treatment for book and tax purposes of certain transactions involving paydowns and premium amortization. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended February 28, 2013 and the period ended February 29, 2012, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $2,056,841 and $1,178,286 of ordinary income, respectively.

As of February 28, 2013, the accumulated undistributed earnings on a tax basis was $15,128 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$63,561,190	$883,182	$(136,347)	$746,835

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the difference in the treatment of accreting premium amortization for book and tax purposes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are

34	Visit our website at www.prudentialfunds.com

subject to a contingent deferred sales charge (“CDSC”) of 1.00% effective October 1, 2012, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

At February 28, 2013, Prudential through its affiliates owned 109 Class A shares, 107 Class C shares and 2,729,800 Class Z shares of the Fund.

There are 900 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 300,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2013:
Shares sold	1,969,903	$19,702,668
Shares issued in reinvestment of dividends and distributions	56,721	569,499
Shares reacquired	(366,508)	(3,676,095)

Net increase (decrease) in shares outstanding	1,660,116	$16,596,072

Period ended February 29, 2012*:
Shares sold	764,030	$7,539,636
Shares issued in reinvestment of dividends and distributions	8,779	85,349
Shares reacquired	(253,594)	(2,423,591)

Net increase (decrease) in shares outstanding	519,215	$5,201,394

Class C
Year ended February 28, 2013:
Shares sold	639,541	$6,451,732
Shares issued in reinvestment of dividends and distributions	11,181	112,382
Shares reacquired	(96,170)	(965,585)

Net increase (decrease) in shares outstanding	554,552	$5,598,529

Period ended February 29, 2012*:
Shares sold	215,439	$2,138,484
Shares issued in reinvestment of dividends and distributions	3,526	34,234
Shares reacquired	(43,022)	(415,220)

Net increase (decrease) in shares outstanding	175,943	$1,757,498

Prudential Floating Rate Income Fund	35

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended February 28, 2013:
Shares sold	311,402	$3,116,237
Shares issued in reinvestment of dividends and distributions	134,227	1,345,546
Shares reacquired	(272,050)	(2,714,807)

Net increase (decrease) in shares outstanding	173,579	$1,746,976

Period ended February 29, 2012*:
Shares sold	2,815,112	$28,077,065
Shares issued in reinvestment of dividends and distributions	105,499	1,029,680
Shares reacquired	(145,573)	(1,404,678)

Net increase (decrease) in shares outstanding	2,775,038	$27,702,067

*	Commenced operations on March 30, 2011.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2013.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject

36	Visit our website at www.prudentialfunds.com

to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Floating Rate Income Fund	37

Financial Highlights

Class A Shares
	Year Ended February 28, 2013		March 30, 2011(a) through February 29, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.89		$10.00
Income (loss) from investment operations:
Net investment income	.43		.35
Net realized and unrealized gain (loss) on investment transactions	.26		(.09)
Total from investment operations	.69		.26
Less Dividends and Distributions:
Dividends from net investment income	(.42)		(.37)
Distributions from net realized gains	(.04)		-	(b)
Total dividends and distributions	(.46)		(.37)
Net asset value, end of period	$10.12		$9.89
Total Return(c):	7.11%		2.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,059		$5,136
Average net assets (000)	$12,454		$2,434
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.20%	(f)	1.20%	(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.95%	(f)	.95%	(f)(g)
Net investment income	4.35%	(f)	4.10%	(f)(g)
Portfolio turnover rate	106%		163%	(h)

(a) Commencement of Fund.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through contractual reduction date of June 30, 2014.

(f) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.87%, 1.62%, and 3.68%, respectively, for the year ended February 28, 2013, and 2.40%, 2.15% and 2.90%, respectively, for the period ended February 29, 2012.

(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended February 28, 2013		March 30, 2011(a) through February 29, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.90		$10.00
Income (loss) from investment operations:
Net investment income	.36		.28
Net realized and unrealized gain (loss) on investment transactions	.26		(.08)
Total from investment operations	.62		.20
Less Dividends and Distributions:
Dividends from net investment income	(.35)		(.30)
Distributions from net realized gains	(.04)		-	(b)
Total dividends and distributions	(.39)		(.30)
Net asset value, end of period	$10.13		$9.90
Total Return(c):	6.29%		2.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,403		$1,742
Average net assets (000)	$2,997		$1,235
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.95%	(e)	1.95%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.95%	(e)	.95%	(e)(f)
Net investment income	3.57%	(e)	3.43%	(e)(f)
Portfolio turnover rate	106%		163%	(g)

(a) Commencement of Fund.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 2.62%, 1.62%, and 2.90%, respectively, for the year ended February 28, 2013, and 3.15%, 2.15% and 2.23%, respectively, for the period ended February 29, 2012.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended February 28, 2013		March 30, 2011(a) through February 29, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.91		$10.00
Income (loss) from investment operations:
Net investment income	.46		.37
Net realized and unrealized gain (loss) on investment transactions	.26		(.07)
Total from investment operations	.72		.30
Less Dividends and Distributions:
Dividends from net investment income	(.45)		(.39)
Distributions from net realized gains	(.04)		-	(b)
Total dividends and distributions	(.49)		(.39)
Net asset value, end of period	$10.14		$9.91
Total Return(c):	7.36%		3.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,889		$27,488
Average net assets (000)	$27,983		$25,812
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.95%	(e)	.95%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	.95%	(e)	.95%	(e)(f)
Net investment income	4.63%	(e)	4.08%	(e)(f)
Portfolio turnover rate	106%		163%	(g)

(a) Commencement of Fund.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.62%, 1.62%, and 3.96%, respectively, for the year ended February 28, 2013, and 2.15%, 2.15% and 2.88%, respectively, for the period ended February 29, 2012.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios, Inc. 14:

We have audited the accompanying statement of assets and liabilities of Prudential Floating Rate Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios, Inc. 14, including the portfolio of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period March 30, 2011 (commencement of operations) through February 29, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 24, 2013

Prudential Floating Rate Income Fund	41

Federal Income Tax Information

(Unaudited)

For the year ended February 28, 2013, the Fund reports the maximum amount allowable but not less than 89.23% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2013.

42	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Prudential Floating Rate Income Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008;

Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President

since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Floating Rate Income Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1996; Valerie M. Simpson, 2007; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Floating Rate Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	FRFAX	FRFCX	FRFZX
CUSIP	74439V602	74439V701	74439V800

MF211E    0242416-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2013 and February 29, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $83,500 and $88,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended February 28, 2013. During the fiscal year ended February 29, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

               applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 22, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 22, 2013